FIRST AMENDMENT
                                     TO THE
                         FINANCIAL CONSULTING AGREEMENT
                                     BETWEEN
                          DONALD & CO. SECURITIES INC.
                                       AND
                    THE SOURCE INFORMATION MANAGEMENT COMPANY


         This amendment amends the Financial Consulting Agreement , dated as of October 7, 1997 (the "Agreement"), between Donald & Co. Securities Inc., a New Jersey corporation (the "Consultant"), and The Source Information Management Company, a Missouri corporation (the "Company").

         WHEREAS: the Consultant and the Company desire to extend the consulting period of the Agreement:

         NOW THEREFORE BE IT

         RESOLVED, that Section 1 of the Agreement be, and it hereby is, amended to read as follows:

         "1. Engagement of the Consultant. The Company hereby engages and retains the Consultant to render to the Company the financial services described in Section 2 hereof (the "Financial Services") for the period of four years commencing on the consummation of the Offering (the "Consulting Period')."

         IN WITNESS WHEREOF, we have set our hands as of this __ day of May, 1998.


                                    THE SOURCE INFORMATION MANAGEMENT COMPANY


                                    By:
                                        S. Leslie Flegel
                                        Chief Executive Officer


                                    DONALD & CO. SECURITIES INC.


                                    By:
                                         Stephen A. Blum
                                         President